Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2003
                                                  --------------

                             Southwest Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Oklahoma                       0-23064                  73-1136584
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission file             (IRS Employer
of incorporation)                      number)            Identification Number)


608 South Main Street, Stillwater, Oklahoma  74074
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (405) 372-2230
                                                     --------------

Item 5. Other Events.
---------------------

The registrant's press release dataed July 21, 2003, included as Exhibit 99, is filed with the Securities and Exchange Commission under Item 5 of this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
--------------------------------------------------------------------------

(a) Financial Statements. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Exhibits. Exhibit 99--Press Release date July 21, 2003

Item 9. Regulation FD Disclosure.
--------------------------------
Item 12. Results of Operations and Financial Condition.
------------------------------------------------------

The registrant's press release dated July 21, 2003, included as Exhibit 99, is furnished to the Securities and Exchange Commission under both Item 9 and Item 12 of this Form 8-K.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Southwest Bancorp, Inc.

                                      By  /s/ Rick J. Green
                                         ------------------
                                          Rick J. Green, Chief Executive Officer
Dated: July 22, 2003